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                                                                    EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS




         The Board of Directors
         OSI Pharmaceuticals, Inc.



         We consent to the use of our report dated December 22, 1999, incorporated herein by reference, and to the reference to our firm under the heading "Experts" in the prospectus.




                                                           /s/   KPMG LLP



Melville, New York
April 20, 2000